UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2017

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4655 Great America Parkway
Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2017, Avaya Canada Corp., as Canadian borrower, Avaya UK, as U.K. borrower, Avaya International Sales Limited, as Irish borrower, Avaya Deutschland GmbH and Avaya GmbH & Co. KG, as German borrowers, Avaya UK Holdings Limited, as U.K. guarantor, Avaya Holdings Limited, as Irish guarantor, Avaya Germany GmbH, Tenovis Telecom Frankfurt GmbH & Co. KG, and Avaya Verwaltungs GmbH, as German guarantors, the Subsidiary Guarantors, as guarantors, Citibank, N.A., as administrative agent (in such capacity, the “Foreign ABL Agent”), Citibank N.A., Canadian Branch, as Canadian swing line lender, Citibank N.A., London, as European swing line lender, and the lenders that are parties thereto from time to time under the revolving credit facility (together with the Foreign ABL Agent, the “Foreign ABL Lenders”) completed the execution and delivery of a Forbearance Agreement (the “Forbearance Agreement”) pursuant to which, among other things, the Foreign ABL Lenders agreed to forbear from exercising certain rights as a result of the occurrence of certain events of default under the revolving credit facility (the “Foreign ABL Agreement”) of Avaya Inc. (the “Company”).  The events of default for which the Foreign ABL Lenders agreed to forbear relate to the Company and certain of its affiliates filing voluntary petitions for relief under the Bankruptcy Code.  The Forbearance Agreement also provides for, among other things, entry into a payoff letter which contemplates that all loans and other obligations that are accrued and payable under the Foreign ABL Agreement and the corresponding loan documents have been paid in full within 8 (eight) business days after January 19, 2017.

On January 19, 2017 (the “Petition Date”), contemporaneously with the Bankruptcy Petitions, as described under Item 1.03 of this Current Report on Form 8-K, the Debtors filed the Debtors’ Motion Seeking Entry of Interim and Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing Pursuant to 11 U.S.C. §§ 105, 361, 364(C)(1), 364(C)(2), 364(C)(3), and 364(D)(1),(B) Use Cash Collateral, (C) Grant Adequate Protection; (II) Scheduling a Final Hearing, and (III) Granting Related Relief, requesting relief to repay approximately $50 million in outstanding principal and cash collateralize approximately $22.9 million in letters of credit issued and outstanding under the Foreign ABL Agreement upon entry of the Interim Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing Pursuant to 11 U.S.C. §§ 105, 361, 364(C)(1), 364(C)(2), 364(C)(3), and 364(D)(1),(B) Use Cash Collateral, (C) Grant Adequate Protection; (II) Scheduling a Final Hearing, and (III) Granting Related Relief.

The foregoing description of the Forbearance Agreement does not purport to be comprehensive and is qualified in its entirety by reference to the full text of the Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership.

On the Petition Date, the Company, together with certain of its affiliates, namely Avaya CALA Inc., Avaya EMEA Ltd., Avaya Federal Solutions, Inc., Avaya Holdings Corp., Avaya Holdings LLC, Avaya Holdings Two, LLC,  Avaya Integrated Cabinet Solutions Inc., Avaya Management Services Inc., Avaya Services Inc., Avaya World Services Inc., Octel Communications LLC, Sierra Asia Pacific Inc., Sierra Communication International LLC, Technology Corporation of America, Inc., Ubiquity Software Corporation, VPNet Technologies, Inc., and Zang, Inc., (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of their chapter 11 cases (the “Chapter 11 Cases”) under the caption In re Avaya Inc., et al., Case No. 17-10088 (Bankr. S.D.N.Y.).  The Debtors will continue to operate its businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions, as described under Item 1.03 of this Current Report on Form 8-K, constituted an event of default that accelerated the payment of the Company’s obligations including revolving

4

credit facility borrowings and term loans of: (i) approximately $55 million of principal and $44.4 million of letters of credit under the Credit Agreement, dated as of October 26, 2007, as amended as of August 8, 2011, by Amendment No. 1, as amended and restated as of October 29, 2012, pursuant to the Amendment Agreement, as amended as of February 13, 2013, by Amendment No. 3 and as further amended as of June 4, 2014, by Amendment No. 4 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Domestic ABL Credit Agreement”) among the Company, the subsidiary borrowers from time to time party thereto, Avaya Holdings, Corp., a Delaware corporation, Citicorp USA, Inc., as administrative agent, each lender from time to time party thereto and the other parties from time to time party thereto and (ii) approximately $3,235 million under the Third Amended and Restated Credit Agreement, dated as of December 21, 2012, as amended as of February 13, 2013, by Amendment No. 6, March 12, 2013, by Amendment No. 7, February 5, 2014, by Amendment No. 8 and May 29, 2015, by Amendment No. 9 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Cash Flow Credit Agreement”, together with the Domestic ABL Credit Agreement, the “Credit Agreements”) among the Company, Avaya Holdings Corp., a Delaware corporation, Citibank, N.A., as administrative agent, swing line lender and L/C issuer and each lender from time to time party thereto.

Each Credit Agreement provides that as a result of the Bankruptcy Petitions, the principal and interest due thereunder shall be immediately due and payable. However, any efforts to enforce such payment obligations under either Credit Agreement are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of either Credit Agreement are subject to the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The filing of the Bankruptcy Petitions, as described under Item 1.03 of this Current Report on Form 8-K, also constituted an event of default that terminated all commitments of the lenders under that certain Credit Agreement, dated as of June 4, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Foreign ABL Credit Agreement”) among Avaya Canada Corp., an unlimited liability company organized under the laws of the province of Nova Scotia (the “Canadian Borrower”), Avaya UK, a company incorporated under the laws of England and Wales (the “U.K. Borrower”), Avaya International Sales Limited, a limited liability company incorporated under the laws of Ireland (the “Irish Borrower”), Avaya Deutschland GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany (“Avaya Deutschland”), Avaya GMBH & CO. KG, a limited partnership (GmbH & Co. KG) existing under the laws of Germany (“Avaya KG”, and together with Avaya Deutschland, the “German Borrowers”, and the German Borrowers together with the U.K. Borrower, the Irish Borrower and the Canadian Borrower, the “Borrowers”), the foreign guarantors from time to time party thereto, Citibank, N.A., as administrative agent, each lender from time to time party thereto and the other parties from time to time party thereto.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the Company’s (i) 10.50% Senior Secured Notes due 2021, issued pursuant to the Indenture, dated as of March 7, 2013, between the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and notes collateral agent (the “2013 Indenture”), (ii) 9.00% Senior Secured Notes due 2019, issued pursuant to the Indenture, dated as of December 21, 2012, between the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and notes collateral agent (the “2012 Indenture”), and (iii) 7.00% Senior Secured Notes due 2019, issued pursuant to the Indenture, dated as of February 11, 2011, between the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and notes collateral agent (the “2011 Indenture” and, together with the 2013 Indenture and 2012 Indenture, the “Indentures”).

The Indentures provide that as a result of the Bankruptcy Petitions, all unpaid principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Indentures are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Indentures are subject to the applicable provisions of the Bankruptcy Code.

4

Item 7.01 Regulation FD Disclosure.

In December 2016, the Company entered into separate confidentiality agreements with members of an ad hoc group of certain first and second lien creditors of the Company (the “Ad Hoc Crossholder Group”) and with members of an ad hoc group of certain first lien creditors of the Company (the “Ad Hoc First Lien Group” and together with the Ad Hoc Crossholder Group the “Creditor Groups”).

In connection with the Company’s ongoing discussions with the Creditor Groups regarding potential restructurings and strategic alternatives, in December 2016, the Company prepared and provided to the Creditor Groups and their professional advisors presentations related to certain potential restructuring and disposition scenarios, copies of which are furnished as Exhibits 99.3, 99.4, and 99.5 hereto pursuant to Item 7.01 of Form 8-K.

On December 20, 2016, in connection with discussions with representatives of the Creditor Groups, the Company submitted a proposal to the Creditor Groups regarding a potential in-court restructuring of the Company’s debt obligations. Copies of the proposal made by the Company to the Ad Hoc Crossholder Group and the Ad Hoc First Lien Group, as well as counter proposals received by the Company from the Ad Hoc Crossholder Group and the Ad Hoc First Lien Group, are furnished as Exhibits 99.6, 99.7, 99.8, and 99.9 hereto pursuant to Item 7.01 of Form 8-K.

On January 19, 2017, the Company issued a press release announcing the filing of the Bankruptcy Petitions, as described under Item 1.03 of this Current Report on Form 8-K, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K.

In connection with the Company’s review of potential restructuring and strategic alternatives, the Company reviewed a proposal provided by the Pension Benefit Guaranty Company (the “PBGC”) on December 16, 2016, a copy of which is furnished as Exhibit 99.2 hereto pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibits 99.1 to 99.9 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company has pursued a potential disposition of its contact center businesses (the “Contact Center Business”). The Company ran a sale process for the Contact Center Business as summarized in Exhibit 99.3 and received the $3.9 billion bid as outlined therein. The Company does not believe the $3.9 billion bid is actionable and the sale process was terminated. The Company has received an updated proposal from a previously involved party for the potential disposition of its Contact Center Business which purports to ascribe a purchase price of approximately $3.5 billion, subject to various adjustments and conditions. The Company is evaluating that proposal but there can be no assurance that that proposal is either viable or will be acceptable to the Company.

The Company is currently pursuing a potential disposition of its networking businesses, which shall be subject to, among other things, approval of the Bankruptcy Court.

4

Cautionary Note Regarding the Chapter 11 Cases
The Company’s security holders are cautioned that trading in securities of the Company during the pendency of these Chapter 11 cases will be highly speculative and will pose substantial risks. It is possible some or all of the Company’s currently outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision”, “plan,” “potential,” “preliminary,” “predict,” “should,” “will” or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, statements regarding the Company’s expected motions to be filed in the Chapter 11 proceeding and the dispositions of such motions, continued operations and customer and supplier programs while in a Chapter 11 proceeding, cash needed to support our operations while in a Chapter 11 proceeding, ability to lower debt and  interest payments, ability to operate while in a Chapter 11 proceeding, ability to pay our creditors, credit rating and ability to manage its pension obligations.. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including, but not limited to, the actions and decisions of the Company’s creditors and other third parties with interests in the Chapter 11 cases, the Company’s ability to maintain liquidity to fund its operations during the Chapter 11 cases, the Company’s ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 cases, the Company’s ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions, adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles, discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results, accounting changes required by United States generally accepted accounting principles, and those risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

4

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Exhibit Name
10.1	Forbearance Agreement dated January 19, 2017
99.1	Press Release dated January 19, 2017
99.2	PBGC Proposal dated December 16, 2016
99.3	Update on Contact Center M&A Process dated December 8, 2016
99.4	Project Arrowhead Cleansing Materials dated December 2016
99.5	Project Arrowhead Cleaning Materials Supplemental RemainCo Materials dated December 2016
99.6	Project Arrowhead Restructuring Term Sheet dated December 20, 2016
99.7	Project Arrowhead - Ad Hoc First Lien Group - Restructuring Term Sheet dated December 30, 2016
99.8	Project Arrowhead - Ad Hoc First Lien Group - Backup Term Sheet dated December 30, 2016
99.9	Project Arrowhead - Ad Hoc Crossover Group - Restructuring Term Sheet dated January 10, 2017
99.10	Project Arrowhead - DIP Summary dated January 18, 2017

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: January 19, 2017	By:	/s/ David Vellequette
	Name:	David Vellequette
	Title:	Senior Vice President and Chief Financial Officer